LEVI STRAUSS & CO.

                                 THIRD AMENDMENT
              TO 1997 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  This THIRD AMENDMENT TO 1997 SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of October 13, 2000 and entered into by and among Levi Strauss & Co., a Delaware corporation ("Company"); the financial institutions party hereto ("BANKS"); Bank of America, N.A. as Agent for Banks ("Agent"); and Bank of America, N.A. as Collateral Agent for Banks ("COLLATERAL AGENT"), and is made with reference to that certain 1997 Second Amended and Restated Credit Agreement dated as of January 31, 2000, as amended by First Amendment to 1997 Second Amended and Restated Credit Agreement and Limited Waiver dated as of July 31, 2000 and Second Amendment to 1997 Second Amended and Restated Credit Agreement and Limited Waiver dated as of September 29, 2000 (the "CREDIT AGREEMENT"), by and among Company; Banks; the several financial institutions party thereto as Senior Managing Agents; the several financial institutions party thereto as Managing Agents; the several financial institutions party thereto as Co-Agents; Agent; and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS,   Company  and  Banks  desire  to  amend  the  Credit
Agreement as set forth below.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT

                  1.1 AMENDMENT TO ARTICLE II: THE CREDITS

                  A. Section 2.8(a) of the Credit Agreement is hereby amended by adding the following as the final sentence thereof:

                  "Company may, if so specified in the applicable notice of prepayment, request that any prepayment of Loans pursuant to this Section 2.8 be applied to reduce the principal amounts payable and corresponding Commitment reductions under Section 2.10 in forward chronological order; PROVIDED that (A) the amount of such voluntary prepayment is equal to the Three Facility Commitment Reduction Fraction TIMES the aggregate amount of prepayments and commitment reductions made pursuant to subclauses (A), (B) and (C) of this paragraph, (B) Company simultaneously makes a voluntary prepayment of loans outstanding under the Amended and Restated 1997 364 Day Credit Agreement in an amount equal to the Three Facility Commitment Reduction Fraction (as defined therein) TIMES the aggregate amount of prepayments and commitment reductions made pursuant to subclauses (A), (B) and (C) of this paragraph, and

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


(C) Company simultaneously makes a voluntary commitment reduction under the Amended and Restated 1999 180 Day Credit Agreement in an amount equal to the Three Facility Commitment Reduction Fraction (as defined therein) TIMES the aggregate amount of prepayments and commitment reductions made pursuant to subclauses (A), (B) and (C) of this paragraph; PROVIDED FURTHER that the prepayments and commitment reductions set forth in subclauses (B) and (C) above are applied to reduce scheduled principal payments and commitment reductions under the applicable credit agreements in forward chronological order."

                  SECTION 2. COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any of its Organization Documents or any order, judgment or decree of any court or other Governmental Authority binding on Company, (ii) conflict with, result in a breach of, constitute a default under, or require the termination of, any Contractual Obligation of Company, except where such conflicts, breaches, defaults and terminations, in the aggregate, would not have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of Company (other than pursuant to the Collateral Documents) or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company except where the failure to obtain such approvals and consents would not, in the aggregate, have a Material Adverse Effect.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

                  E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, whether enforcement is sought in a proceeding at law or in equity.

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


                  SECTION 3. MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder",
         "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent, Collateral Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

                  B. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  C. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company and Majority Banks and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                    LEVI STRAUSS & CO.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    ABN AMRO BANK N.V.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    AIMCO CDO SERIES 2000-A


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    ARCHIMEDES FUNDING III LTD.


                                    By:___________________________
                                    Name:
                                    Title:



                                    ARCHIMEDES FUNDING LLC


                                    By:___________________________
                                    Name:
                                    Title:



                                    BANCA COMMERCIALE ITALIANA LOS ANGELES
                                    FOREIGN BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANCA MONTE DEI PASCHI DI SIENA SPA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK ONE, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BNP PARIBAS


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CAPTIVA III FINANCE LTD.


                                    By:____________________________
                                    Name:
                                    Title:



                                    CAPTIVA IV FINANCE LTD.


                                    By:_____________________________
                                    Name:
                                    Title:



                                    CARIPLO - CASSA DI RISPARMIO DELLE PROVINCIE
                                    LOMBARDE SPA


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CIBC INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CITICORP U.S.A. INCORPORATED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    COMMERZBANK AG
                                    NEW YORK AND GRAND CAYMAN BRANCHES


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    CYPRESS MANAGEMENT PARTNERSHIP


                                    By:_____________________________
                                    Name:
                                    Title:



                                    DEUTSCHE BANK AKTIENGESELLSCHAFT,
                                    NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                    BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    FERNWOOD ASSOCIATES L.P.


                                    By:____________________________
                                    Name:
                                    Title:



                                    FIRST HAWAIIAN BANK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.)


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    FRANKLIN FLOATING RATE TRUST


                                    By:____________________________
                                    Name:
                                    Title:



                                    GALAXY CLO 1999-1, LTD.


                                    By:____________________________
                                    Name:
                                    Title:



                                    GOLDMAN SACHS & COMPANY


                                    By:___________________________
                                    Name:
                                    Title:



                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    INDOSUEZ CAPITAL FUNDING III LIMITED,
                                        BY INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                                    By:_____________________________
                                    Name:
                                    Title:



                                    INDOSUEZ CAPITAL FUNDING IV L.P.,
                                        BY INDOSUEZ CAPITAL AS PORTFOLIO ADVISOR


                                    By:_____________________________
                                    Name:
                                    Title:



                                    INDOSUEZ CAPITAL FUNDING VI LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    KZH SOLEIL LLC


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    MELLON BANK, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    NEMEAN CLO, LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK NEDERLAND",
                                    NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    SALOMON BROTHERS HOLDING COMPANY INC.


                                    By:______________________________
                                    Name:
                                    Title:



                                    THE SANWA BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    SOCIETE GENERALE NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE SUMITOMO BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    THE TOKAI BANK LIMITED


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    UBS AG, STAMFORD BRANCH


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    UNICREDITO ITALIANO S.P.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    WACHOVIA BANK N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    BANK OF AMERICA, N.A., as Collateral Agent


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



ACKNOWLEDGED:


BATTERY STREET ENTERPRISES, INC.

By:
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Title:
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LEVI STRAUSS FINANCIAL CENTER
CORPORATION

By:
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Title:
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LEVI STRAUSS FUNDING, LLC

By:
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Title:
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LEVI STRAUSS GLOBAL FULFILLMENT
SERVICES, INC.

By:
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Title:
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LEVI STRAUSS GLOBAL OPERATIONS, INC.

By:
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Title:
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LEVI STRAUSS INTERNATIONAL

By:
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Title:
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LEVI STRAUSS LATIN AMERICA, INC.

By:
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Title:
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LEVI'S ONLY STORES, INC.

By:
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Title:
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NF INDUSTRIES, INC.

By:
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Title:
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